SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2002


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   0-21637                    95-4592204
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)            File Number)             Identification No.)


                    6355 TOPANGA CANYON BOULEVARD, SUITE 120
                        WOODLAND HILLS, CALIFORNIA 91367
                    (Address of Principal Executive Offices)


                                 (818) 615-1500
                         (Registrant's Telephone Number)





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ITEM 5. OTHER EVENTS.

     We and U.S. Stock Transfer Corporation (the "Rights Agent") entered into an Agreement to Terminate Rights Agreement, dated as of April 22, 2002 (the "Agreement"). The Agreement terminates that certain Rights Agreement dated as of March 30, 1998, as amended, between us and the Rights Agent. The Agreement was approved by our Board of Directors. A copy of the Agreement is filed as Exhibit
4.1 to this Form 8-K and is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               4.1 Agreement to Terminate Rights Agreement, dated as of April 22, 2002, between Brilliant Digital Entertainment, Inc. and U.S. Stock Transfer Corporation.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 20, 2002                    BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                        By:  /S/ ROBERT CHMIEL
                                            ------------------------------------
                                            Robert Chmiel
                                            Chief Operating Officer and
                                            Chief Financial Officer